U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2003

THERMA-WAVE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-26911
(Commission File Number)

94-3000561
(I.R.S. Employer Identification Number)

1250 Reliance Way
Fremont, California 94539
(Address of Principal Executive Offices)
(Zip Code)

(510) 668-2200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1

ITEM 5. OTHER EVENTS

     On October 29, 2003, PricewaterhouseCoopers LLP, the independent auditors for Therma-Wave, Inc. (“Therma-Wave”), amended their audit report for Therma-Wave and its subsidiaries for the year ended March 30, 2003. A copy of such amended audit report is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Exhibits

Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-K.

(b)	SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 19, 2003	Therma-Wave, Inc.

	By:	/s/ L. RAY CHRISTIE

	Name:	L. Ray Christie
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit Description

23.1	Consent of Independent Accountants.
99.1	Amended Report of PricewaterhouseCoopers LLP for the year ended March 30, 2003.